UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
Filed by the Registrant
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive additional materials

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Soliciting material pursuant to Rule 14a-12

Virtus Variable Insurance Trust
Registration Nos. 811-04642 and 33-05033 (Name of Registrant as Specified in Its Charter/Declaration of Trust)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VIRTUS VARIABLE INSURANCE TRUST
100 Pearl Street
Hartford, CT 06103
April 6, 2016
Dear Contract Owner:
You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract” and together “Contracts”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more series of Virtus Variable Insurance Trust (the “Trust”) have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract. The Insurance Company (through its Separate Accounts through which your Contract was issued) is the record owner of shares of the series held in connection with your Contract.
As record owner of the Series’ shares, the Insurance Companies have been asked by the Trust’s Trustees to approve a proposal relating to the election of four Nominees to serve on the Board of the Trust. If elected, the four Nominees would join seven current Trustees who were previously elected to the Board of the Trust by shareholders, and would constitute a full Board of eleven Trustees. In this regard, and as is more fully explained in the attached proxy statement, the Trust is holding a meeting of its shareholders to consider approval of the proposal. As you may know, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each of the Series that are attributable to your Contract at any meeting of the Series’ shareholders at which shareholders are being asked to vote. We are writing to you to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the meeting of shareholders of the Series. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.
I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special May 19, 2016 meeting of shareholders of the Virtus Capital Growth Series, Virtus Equity Trend Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”) of the Trust. Your vote is vital to the outcome of the proposal that is being presented by the Board of Trustees of the Trust.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about the proposal, the voting process and the shareholder meeting.
The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board of Trustees’ recommendations, please vote FOR the proposal on the enclosed voting instruction form.
Your vote is important. Please take a moment after reviewing the enclosed materials to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction form(s) to instruct us by internet or telephone, or by signing and returning the voting instruction form(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.
If you have any questions, please call (800) 367-5877 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. Thank you for your continued investment in Virtus Variable Insurance Trust.
Sincerely,
George R. Aylward
President

VIRTUS VARIABLE INSURANCE TRUST
100 Pearl Street
Hartford, CT 06103
Notice of Special Meeting of Shareholders
To be held on May 19, 2016
To owners of variable annuity contracts or variable life insurance policies (each one a “Contract” and together, “Contracts”) issued by one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) entitled to give voting instructions in connection with a separate account of an Insurance Company.
NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Virtus Capital Growth Series, Virtus Equity Trend Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”) of Virtus Variable Insurance Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, on May 19, 2016 at 2:00 p.m. Eastern Time and any adjournments thereof  (the “Meeting”) for the following purposes:
1.
To elect four Trustees to serve on the Board of Trustees. Shareholders of all of the Series will vote on this proposal together.

The Trust will conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.
The Trust’s Board of Trustees recommends that shareholders of the Series vote to approve the proposal.
Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of the Insurance Companies supporting Contracts issued by the Insurance Companies are the only shareholders of the Series. However, each Insurance Company hereby solicits, and agrees to vote the shares of the Series at the Meeting in accordance with, timely instructions received from owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contracts and variable life insurance policies (each one a “Contract” and together “Contracts”) issued by the Insurance Companies and having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for or withheld) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. This may result in a relatively small number of Contract Owners determining the vote with respect to a proposal.
The Board of Trustees has fixed the close of business on March 23, 2016 as the Record Date for determination of shareholders entitled to notice of and to vote at the Meeting. As a Contract Owner of record at the close of business on the Record Date, you have the right to instruct the Insurance Company as to the manner in which shares of the Series attributable to your Contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.
By order of the Board of Trustees
Jennifer S. Fromm
Secretary
Virtus Variable Insurance Trust
April 1, 2016
Shareholders who do not expect to attend the special meeting are requested to vote by telephone or by the internet, or complete, sign, date and return the accompanying voting instruction form in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the voting instruction form are set forth immediately following this notice or, with respect to telephone or internet voting, on the voting instruction form. It is important that the voting instruction form be returned promptly. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS
The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.
All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS VARIABLE INSURANCE TRUST
100 Pearl Street
Hartford, CT 06103
(800) 367-5877
Special Meeting of Shareholders
To be held on May 19, 2016
PROXY STATEMENT
This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of Virtus Variable Insurance Trust (the “Trust”) by the participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) to owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contracts and variable life insurance policies (each one a “Contract” and together “Contracts”) issued by the Insurance Companies and having contract values on the record date allocated to separate accounts (each one a “Separate Account” and together the “Separate Accounts”) of the Insurance Companies invested in shares of Virtus Capital Growth Series, Virtus Equity Trend Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”), each an investment portfolio of the Trust.
As a Contract Owner, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each of the Series that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of a Series, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more Series. For simplicity, in this Proxy Statement:
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“Record Holder” of the Series refers to each Insurance Company which holds Series’ shares of record;

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“shares” refers generally to your shares of beneficial interest in the Series; and

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“shareholder” or “Contract Owner” refers to you.

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from Contract Owners for use at a special meeting of shareholders of the Trust and each of the Trust’s Series (the “Meeting”). The Meeting is to be held on May 19, 2016 at 2:00 p.m. Eastern time, at the offices of Virtus Investment Partners, Inc. at 100 Pearl Street,

Hartford, Connecticut 06103, for the purpose set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement and its enclosures are being mailed to shareholders of the Series beginning on or about April 6, 2016, or as soon as practicable thereafter. Shareholders of record at the close of business on March 23, 2016 (the “Record Date”) are entitled to vote on the proposal, as set forth below.
At the Meeting, shareholders will be asked:
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To elect four Trustees to serve on the Board of Trustees. Shareholders of all of the Series will vote on this proposal together.

The Trust will conduct other business as may properly come before the Meeting or any adjournment(s) thereof.
Certain Insurance Company Separate Accounts are the only holders of shares of the Series. However, each Insurance Company has agreed to vote the shares of the Series at the Meeting in accordance with the timely instructions received from the owners of Contracts issued by such Insurance Company having contract values allocated to its Separate Accounts and invested in such Series shares on the record date. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for or withheld) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.
The Trust is registered with the Securities and Exchange Commission (the “Commission” or “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011. The Trust currently issues nine series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies. The proposal in this Proxy Statement applies to shareholders of each Series.
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) currently serves as the investment adviser to each Series. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). VP Distributors, LLC (“VPD”), another wholly-owned indirect subsidiary of Virtus, serves as principal underwriter of shares of the Series. Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust. The principal office of each of these entities is located at 100 Pearl Street, Hartford, Connecticut 06103.

A copy of the Series’ most recent annual and/or semi-annual reports is available free of charge via the Internet at www.virtus.com or by calling 800-367-5877. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.
General Voting Information
This Proxy Statement is being furnished to Contract Owners on behalf of the Board in connection with the solicitation by the Trust of voting instructions from Contract Owners indirectly invested in the Series in connection with a meeting of the Series’ shareholders to be held on May 19, 2016. The Board has called the Meeting to consider the matter indicated on the cover page of this Proxy Statement. The Separate Accounts are the only holders of Series shares. Each Insurance Company will vote the Series shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under Contracts funded through the Separate Account. Contract Owners have the right to instruct the Insurance Companies as to the number of shares (and fractional shares) that have an aggregate value on the record date equal to the contract value on the record date under that Contract allocated to the subaccount of each Separate Account holding the shares of the Series. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. In other words, the Insurance Companies will vote shares attributable to Contracts as to which no voting instructions are received in the same proportion as those for which instructions are received. This may result in a relatively small number of Contract Owners determining the vote with respect to the proposal.
If a properly executed voting instruction form is received that does not specify a choice, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners. The Trust does not believe that these circumstances exist with respect to matters currently before Series shareholders.
Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by mailing a notice of revocation to the Secretary at the principal office of the Trust, by executing a superseding voting instructions form by mail, telephone or through the Internet, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chair of the Meeting. For any Contract Owner who desires to execute a superseding voting instructions form by mail, the Secretary of the Trust will send the Contract Owner a new voting instruction form, upon request.
The Board has fixed March 23, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, the following shares and classes of each Series were outstanding and entitled to vote:
Series	Class A Shares	Class I Shares
Virtus Capital Growth Series	8,218,390.541	N/A
Virtus Equity Trend Series	659,151.173	10,758.613
Virtus Growth & Income Series	7,789,384.292	N/A
Virtus International Series	14,419,779.422	6,248.522
Virtus Multi-Sector Fixed Income Series	14,998,645.125	24,481.929
Virtus Real Estate Securities Series	3,703,356.044	5,398.715
Virtus Small-Cap Growth Series	2,892,596.039	9,491.591
Virtus Small-Cap Value Series	5,860,130.674	N/A
Virtus Strategic Allocation Series	8,389,217.808	N/A
The Trustees and current executive officers of the Trust beneficially own, directly or indirectly, less than 1% of the shares of any Series. To the best knowledge of the Trust and the Board, there are no Contract Owners, as of the record date, who have the right to instruct an Insurance Company as to 5% or more of the Series’ shares.
To be counted, the Insurance Companies must receive a Contract Owner’s voting instructions either by telephone or through the internet or via a properly executed voting instruction form mailed to the Proxy Tabulator, Computershare, by 5:00 p.m. Eastern time on May 18, 2016 or by attendance at the Meeting.
Each dollar value of beneficial interest of the Series is entitled to one vote. Fractional dollar values are entitled to a proportionate fractional vote, which will be counted. A Contract Owner has the right to instruct the Insurance Company on how to vote the shares of each of the Series that are attributable to his or her Contract at the Meeting as to the proposal. The presence in person or by proxy of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Series entitled to vote will constitute a quorum for the transaction of business at the Meeting. All Nominees receiving a plurality of the votes cast will be elected as Trustees of the Trust. There are expected to be no broker non-votes for the proposal since the Insurance Companies know the identity of the Contract Owners. Record Holders present at the Meeting may adjourn the meeting for various reasons including the following: (1) insufficient votes are cast in favor of a proposal to approve the proposal, or (2) the Insurance Companies receive voting instructions from so few Contract Owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Neither the Commission nor Virtus requires any specific minimum percentage of Contract Owners to vote in order for an Insurance Company to vote shares for which voting instructions are not received. Virtus seeks to obtain a reasonable level of turnout given the particular circumstances, which circumstances may include the proportion of voting instructions actually received voting “for” the proposal. Adjourned meetings may be held within sixty (60) days after the date originally set for the Meeting without further notice to shareholders or Contract Owners, unless a new record date is set for the determination of shareholders entitled to notice of and to vote at the Meeting. Persons named as proxies may propose adjournment of the Meeting in order to solicit additional votes for the proposal to be voted on at the Meeting, and adjournment of the Meeting requires a simple majority of the votes cast. Therefore, the Insurance Companies will vote: (1) shares represented by instructions to vote in favor of the proposal, in favor of adjournment, (2) shares represented by instructions to vote against the proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.
The Trust will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include telephone, electronic or oral communications by employees of Virtus, its affiliates, or a proxy solicitation service firm. This Proxy Statement and voting instruction form(s) were first mailed to Contract Owners on or about April 6, 2016.
BOARD OF TRUSTEES RECOMMENDATION
The Board of Trustees met on February 22, 2016 to discuss the proposal contained in this Proxy Statement. The Board, including those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act), voted unanimously to approve the proposal. The Board recommends that you vote “FOR” the proposal contained in this Proxy Statement.

PROPOSAL 1: TO ELECT FOUR TRUSTEES
TO THE BOARD OF TRUSTEES
It is proposed that the four nominees described herein (the “Nominees”) be elected to the Board at the Meeting. If elected, the four Nominees would join seven current Trustees who were previously elected to the Board by shareholders, so that the full Board would consist of eleven Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) does not require the annual election of Trustees. Further, the Declaration of Trust provides that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the Nominees is provided below.
The role of the Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Series’ performance and oversee the services provided to the Trust by the investment adviser, subadvisers and the Trust’s other service providers. During the fiscal year ended December 31, 2015, the Board met four times in regularly scheduled meetings and eight times in special meetings, with all Trustees attending at least 75 percent of the meetings.
There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the governing documents of the Trust discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as “Independent Trustees.” All four of the Nominees and six of the current Trustees will be considered non-interested with respect to the Trust’s Adviser, subadvisers and underwriter, or any of their affiliates; Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus and his positions with various Virtus affiliates, including the Adviser.

At the meeting held on February 22, 2016, the Governance and Nominating Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees. If elected, any newly elected Trustees will join the Trust’s Board on or about May 26, 2016.
With regard to the current Trustees, Ms. McNamara and Messrs. Aylward, Brown, Gelfenbien, Mallin, McClellan and McLoughlin have previously been elected as such by shareholders at a shareholder meeting held on February 20, 2015, and they will remain as Trustees of the Trust. With regard to the Nominees, Messrs. Burke, Oates, Segerson and Verdonck do not currently serve as Trustees for the Trust, but each of Messrs. Oates, Segerson and Verdonck currently serves as a trustee for a number of other funds within the Virtus Funds complex, while Mr. Burke currently serves as a director for a group of closed-end funds managed by an affiliate of the Adviser.
The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.
Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.
The following table sets forth the names, ages, principal occupations and other information relating to the Nominees. Unless otherwise noted, the address of each Nominee is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees.

Independent Nominees
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Donald C. Burke 55	Nominee	N/A	Retired.	4	Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Director (since 2011), Avista Corp. (energy company); and Trustee (2010 to 2014), Goldman Sachs Fund Complex.
James M. Oates 69	Nominee	N/A	Managing Director (since 1994), Wydown Group (consulting firm).	62	Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Richard E. Segerson 69	Nominee	N/A	Retired.	52	Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Ferdinand L. J. Verdonck 73	Nominee	N/A	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015), Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies.	52	Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

Independent Trustees
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Thomas J. Brown 70	Trustee	Served since 2011	Retired.	9	Director (since 2005), VALIC Company Funds (49 portfolios); and Director (since 2010), D’Youville Senior Care Center.
Roger A. Gelfenbien 72	Trustee	Served since 2000	Retired.	9	Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin 65	Trustee	Served since 1999	Partner/Attorney (since 2003), McCarter & English LLP Real Property Practice Group.	9	Director (since 2013), Horizon, Inc. (non-profit); and Director and Past President (1991 to 2010), Connecticut River Council, BSA, Inc.; President and Director, Connecticut Down Syndrome Congress; Director, Hartford Ballet, Inc.; Director, Business for Downtown Hartford, Inc.; Director, HARC, Inc.; and Member (since 2014), Counselors of Real Estate.
Hassell H. McClellan 70	Trustee	Served since 2008	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	61	Trustee, (since 2000), John Hancock Fund Complex (228 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios).
Philip R. McLoughlin 69	Chairman/ Trustee	Served since 2003	Partner (2006 to 2012), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2009 to 2010), SeaCap Partners, LLC (investment management).	76	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (52 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Geraldine M. McNamara 64	Trustee	Served since 2015	Retired.	65	Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).

Interested Trustee
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
George R. Aylward1 51	Trustee; President	President since 2010; Trustee since 2012	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	73	Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee/Director and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC; and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
1.
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Executive Officers of the Trust who are not Trustees
The following table contains information about the individuals who are the principal executive officers of the Trust, who are not listed above as Trustees or Nominees. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103.
Name and Age	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Patrick Bradley 43	Senior Vice President (since 2013); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004)	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.	N/A	N/A
Jennifer S. Fromm 42	Vice President, Chief Legal Officer and Secretary (since 2013)	Senior Counsel (since 2007) and Vice President, Legal (since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary (since 2008), Virtus Mutual Funds Complex; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.	N/A	N/A
Nancy J. Engberg 59	Vice President (since 2010), Chief Compliance Officer (since 2011)	Vice President (since 2008) and Chief Compliance Officer (since 2016 and 2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETF Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.	N/A	N/A

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Francis G. Waltman 53	Executive Vice President (since 2013), Senior Vice President (2010 to 2013)	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.	N/A	N/A
The Board and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged VIA to manage the Trust on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of the Trust in accordance with the Series’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Trust’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The current Board has four standing committees — the Audit, Governance and Nominating, Investment Performance and Transition Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Upon shareholder election of the Nominees, the Board will eliminate the Investment Performance Committee and will add a Compliance Committee and an Executive Committee. Although each Committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the Committee meetings. The responsibilities of each Committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.

Leadership Structure
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Series’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of VIA, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of VIA that provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Series as well as the perspective of other service providers to the Trust.

The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Risk Oversight
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by VIA, Virtus Fund Services, VPD, the Trust’s officers and others. The responsibility to manage the Series’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, administrator, distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Series. In addition, the portfolio managers of the Series and senior management of the Series’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Series changes a principal investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Series’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Series’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Series’ independent auditors in connection with the review of the results of the audit of the Series’ year-end financial statements.
The Board also receives regular compliance reports prepared by VIA’s compliance staff and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of VIA and Virtus, provide the Board with reports on their examinations of functions and processes within VIA and the subadvisers that affect the Series. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Series’ advisory, subadvisory and underwriting agreements, the Board reviews information provided by the Adviser, the Series’ subadvisers and VPD relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Series or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Series, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee is responsible for overseeing the Series’ accounting and auditing policies and practices. The Audit Committee oversees (1) the preparation, presentation and integrity of the Series’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. Upon election of the new Trustees, the Audit Committee will assume additional duties, including providing assistance and recommendations to the Board with respect to (1) valuation of portfolio securities and liquidity requirements; (2) complex securities; (3) securities lending, trading practices and costs, foreign custody arrangements, foreign currency trading, lending and borrowing, and prime brokerage arrangements; and (4) periodic distributions to shareholders. The Audit Committee is composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be Thomas J. Brown, Chairperson, Donald C. Burke, Roger A. Gelfenbien, Richard E. Segerson and Ferdinand L.J. Verdonck. The Audit Committee met two times during the Trust’s last fiscal year.

Compliance Committee. Upon election of the new Trustees, the Board of Trustees will establish a Compliance Committee. The Compliance Committee will be responsible for overseeing the Series’ compliance matters. The Compliance Committee will oversee and review (1) information provided by the Series’ officers, including the Trust’s CCO, the Series’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee will be composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be Hassell H. McClellan, Chairperson, John R. Mallin, Geraldine M. McNamara, and James M. Oates. This is a newly-formed committee, so this Committee did not meet during the Trust’s last fiscal year.
Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Series, for nominating individuals to serve as Trustees, including as Independent Trustees, and coordinating the annual Board and Committee evaluation. The Governance and Nominating Committee is composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be James M. Oates, Chairperson, Philip R. McLoughlin and Geraldine M. McNamara. The Governance and Nominating Committee met four times during the Trust’s last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual Contract Owner submitting a nomination must hold for at least two full years 5% of the shares of a Series of the Trust. Any Contract Owner nominee recommendations should be sent to the attention of the committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements. A copy of the Trust’s current Governance and Nominating Committee charter is available free of charge, upon request directed to the Secretary of the Trust, and is included herewith as Attachment A.
Transition Committee. The Board of Trustees and the board of trustees of the Virtus Mutual Funds have established a joint Transition Committee. The Transition Committee is responsible for facilitating the efficient transition of members of the Board of Trustees and the board of trustees of the Virtus Mutual Funds during and after the consolidation of those boards. The Transition Committee has a limited duration of two years, unless extended by approval of the respective boards of trustees, and is currently expected to terminate in the first quarter of 2018. The Transition Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Hassell H. McClellan and Geraldine M. McNamara. This is a newly-formed committee, so this Committee did not meet during the Trust’s last fiscal year.
Executive Committee. Upon election of the new Trustees, the Board of Trustees will establish an Executive Committee. The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee will be composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be Philip R. McLoughlin, Chairperson, Thomas J. Brown, Hassell H. McClellan and James M. Oates. This is a newly-formed committee, so this Committee did not meet during the Trust’s last fiscal year.
Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees
The Governance and Nominating Committee of the Board, which is currently composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Trustees and Nominees being nominated for election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Trust.

The Board has concluded that, based on each existing Trustee’s or Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. The Board noted Messrs. Oates, Segerson and Verdonck serve on a separate Board of Trustees that oversees the Virtus Mutual Funds, which are managed by the same investment adviser as that of the Trust. Both Boards share a number of common members, and due to the similar service providers for the Virtus Mutual Funds and the Trust, those fund groups have conducted several joint Board meetings with the Trust’s Board. Similarly, Mr. Burke serves on a separate Board of Directors that oversees a group of closed-end funds managed by an affiliated investment adviser, which also shares certain service providers with the Trust. The Board believes that the familiarity and knowledge by the Nominees of the common investment adviser and the Virtus organization provide benefits and efficiencies in the governance process of the Trust. In addition, the Board has taken into account the actual service, commitment and participation of each Nominee during his or her past tenure with the Trust or with other funds in the Virtus Fund complex in concluding that each Nominee should serve as Trustee. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.
Donald C. Burke
Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex; Chief Financial Officer and Treasurer of another fund complex; and subsequently as an independent trustee of a third major fund complex. He is also a director of four closed-end funds managed by an affiliate of the Adviser.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the

Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a trustee of the Virtus Mutual Funds, three closed-end funds managed by the Adviser and one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a trustee of the Virtus Mutual Funds.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies. Mr. Verdonck is also a trustee of the Virtus Mutual Funds.
In addition to the information set forth above, the following provides further information about each existing Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Series’ subadvisers, VPD and Virtus Fund Services, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and an officer and trustee of the Virtus Mutual Funds, seven open-end funds managed by an affiliate of the Adviser, one closed-end fund managed by an affiliate of the Adviser and three closed-end funds managed by the Adviser.
Thomas J. Brown
Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of unaffiliated funds.
Roger A. Gelfenbien
Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having over eleven years of experience with an unaffiliated fund as a director.
John R. Mallin
Mr. Mallin is a real estate partner and the former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities.
Hassell H. McClellan
Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan has over eleven years of experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of the Virtus Mutual Funds.
Philip R. McLoughlin
Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of four closed-end funds managed by an affiliate of the Adviser and a trustee of the Virtus Mutual Funds, seven open-end funds managed by an affiliate of the Adviser, three closed-end funds managed by the Adviser and one closed-end fund managed by an affiliate of the Adviser.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of the Virtus Mutual Funds and four closed-end funds managed by an affiliate of the Adviser.
The Board believes that, collectively, the Nominees and existing Trustees have the appropriate experience, qualifications, attributes and skills to allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisers, Virtus Fund Services, VPD, and other service providers, the Trust’s Chief Financial Officer, CCO, Chief Legal Officer and the Trust’s independent registered public accounting firm.
Compensation Table
Trustee costs are allocated pro-rata based on average total net assets to each of the Series of the Trust. In addition to paying compensation, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust does not have any retirement plan for its Trustees. Officers and employees of the Adviser who are “interested persons” are compensated by the Adviser and receive no compensation from the Trust.
During the Trust’s last fiscal year, the Nominees who were not previously Trustees received no compensation from the Trust. The Trust does not offer pension or retirement benefits. For the Trust’s fiscal year ended December 31, 2015, the current Trustees received the following compensation:

Name	Aggregate Compensation From the Trust	Total Compensation From the Trust Complex Paid to Trustees
Independent Trustees
Thomas J. Brown	$90,000	$90,000
Roger A. Gelfenbien	84,000	84,000
John R. Mallin	86,000	86,000
Hassell H. McClellan	90,000	347,000
Philip R. McLoughlin	114,000	752,783
Geraldine M. McNamara	71,406	415,906
Interested Trustee
George R. Aylward	None	None
TOTAL	$535,406	$1,775,689
A deferred compensation plan is available to the Trustees. Neither the Trust nor any affiliates provide additional compensation with respect to this deferred compensation plan. Under this deferred compensation plan, the following trustees have deferred compensation in 2015 as follows:
Mr. Gelfenbien — $84,000
Mr. Mallin — $86,000
Mr. McClellan — $90,000
Mr. McLoughlin — $114,000

Trustee Ownership of Securities
As of the Record Date, no Trustee or Nominee owned directly any shares of the Trust. The following table states the dollar range of equity securities beneficially owned by each Trustee and Nominee in the Series of the Trust, and the Virtus funds complex.
Name of Trustee or Nominee	Name of Series	Dollar Range of Equity Securities in the Series	Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustees/Nominees
Thomas J. Brown	None	None	None
Donald C. Burke	None	None	None
Roger A. Gelfenbien	None	None	Over $100,000
John R. Mallin	None	None	None
Hassell H. McClellan	None	None	None
Philip R. McLoughlin	None	None	Over $100,000
Geraldine M. McNamara	None	None	Over $100,000
James M. Oates	None	None	Over $100,000
Richard E. Segerson	None	None	Over $100,000
Ferdinand L. J. Verdonck	None	None	Over $100,000
Interested Trustee
George R. Aylward	None	None	Over $100,000
Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders
Any shareholder who wishes to send a communication to the Board of the Trust should send the communication to the attention of the Trust’s Secretary at 100 Pearl Street, Hartford, CT 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.
After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

Required Vote
All Nominees receiving a plurality of the votes cast will be elected as Trustees of the Trust. Therefore, if a quorum is determined to be present, each Nominee receiving more votes in favor than against will be elected as a Trustee.
The Trust’s Auditor
The Board, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent accountants for the Trust for the fiscal year ending December 31, 2015.
PwC has extensive experience in investment company accounting and auditing and has served as independent accountant for the Trust since its inception in 1986. PwC examines the financial statements included in the Trust’s Annual Reports. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.
The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by the Trust’s independent accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust’s independent accountants to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.
The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years were:
	2014	2015
Audit Fees	$209,510	$209,510
Audit-Related Fees	$41,344	$44,907
Tax Fees	$30,375	$31,000
All Other Fees	$0	$0
“Audit-Related Fees” are those related to performance of the audit and review of the Trust’s financial statements not disclosed under “Audit Fees.”
“Tax Fees” are those primarily associated with review of the Trust’s tax provision and Registered Investment Company qualification in connection with audits of the Trust’s financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust’s federal income and excise tax returns.
“All Other Fees” are those fees billed for other products and services rendered by PwC to the Trust not included as Audit or Audit-Related or Tax Fees.
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services, if the Board believes they are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent auditors, may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).
The Audit Committee has determined that Mr. Thomas Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. In 2014 and 2015, 100% of the non-audit services provided to the Trust were pre-approved by the Audit Committee under the policies and procedures described above.
The percentage of hours expended by PwC on the audit of the Trust ‘s financial statements for the fiscal year ended December 31, 2015 that were attributed to work performed by individuals other than PwC full-time, permanent employees was less than fifty percent.
The aggregate non-audit fees billed by PwC to the Trust’s Adviser and other Affiliated Services Providers for the Trust’s last two fiscal years were:
Fiscal Year Ended December 31	Aggregate Non-Audit Fees Billed
2014	$430,462
2015	$550,983
The Audit Committee has considered and determined that the provision of non-audit services provided to the Trust’s investment advisers and other Affiliated Service Providers that were not pre-approved in accordance with the Trust’s pre-approval policy is compatible with its auditor’s independence. PwC, the independent accountants for the Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.
SHARE OWNERSHIP INFORMATION
Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHL Variable”) and Jefferson National Life Insurance Co. (“Jefferson National”) offer variable insurance and annuity products, and are control persons of certain Series of the Trust.
PLIC (a New York insurance company) is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly-owned subsidiary of PNX. PLIC and PHL Variable are located at 31 Tech Valley Drive, East Greenbush, New York. Jefferson National (a Texas insurance company) is a wholly-owned subsidiary of Jefferson National Financial Corp. Jefferson National is located at 10350 Ormsby Park Place, Suite 600, Louisville, Kentucky.
The following table sets forth information for each class of shares of the Series as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Series’ outstanding securities, as noted.
Name and Address	Name of Series	Percentage of Class Outstanding (%)
JEFFERSON NATIONAL LIFE INS CO C/O CARLA HIGGS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223	VIRTUS EQUITY TREND SERIES-CLASS A	55.42%
	VIRTUS REAL ESTATE SECURITIES SERIES-CLASS A	5.04%
PHL VARIABLE INSURANCE CO PHLVIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	VIRTUS CAPITAL GROWTH SERIES-CLASS A	16.63%
	VIRTUS GROWTH AND INCOME SERIES-CLASS A	45.98%
	VIRTUS INTERNATIONAL SERIES-CLASS A	70.57%
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS A	55.16%
	VIRTUS REAL ESTATE SECURITIES SERIES-CLASS A	57.08%
	VIRTUS SMALL-CAP GROWTH SERIES-CLASS A	37.83%
	VIRTUS SMALL-CAP VALUE SERIES-CLASS A	62.99%
	VIRTUS STRATEGIC ALLOCATION SERIES-CLASS A	17.50%
PHOENIX LIFE INSURANCE CO PLIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	VIRTUS CAPITAL GROWTH SERIES-CLASS A	83.30%
	VIRTUS GROWTH AND INCOME SERIES-CLASS A	53.62%
	VIRTUS INTERNATIONAL SERIES-CLASS A	28.62%
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS A	34.74%
	VIRTUS REAL ESTATE SECURITIES SERIES-CLASS A	35.22%
	VIRTUS SMALL-CAP GROWTH SERIES-CLASS A	61.93%
	VIRTUS SMALL-CAP VALUE SERIES-CLASS A	36.83%
	VIRTUS STRATEGIC ALLOCATION SERIES-CLASS A	82.48%

Name and Address	Name of Series	Percentage of Class Outstanding (%)
SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV 5801 SW 6TH AVE TOPEKA KS 66636-1001	VIRTUS EQUITY TREND SERIES-CLASS A	20.93%
SYMETRA LIFE INSURANCE CO U/A DTD 07/15/2005 ATTN ELIZABETH DAVIS 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	VIRTUS EQUITY TREND SERIES-CLASS I	13.14
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS I	47.46
	VIRTUS SMALL-CAP GROWTH SERIES-CLASS I	24.78
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	VIRTUS EQUITY TREND SERIES-CLASS A	21.95
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS A	5.17
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS I	5.69
VIRTUS PARTNERS INC ATTN DAVID G HANLEY 100 PEARL ST FL 8 HARTFORD CT 06103-4500	VIRTUS EQUITY TREND SERIES-CLASS I	86.86
	VIRTUS INTERNATIONAL SERIES-CLASS I	100
	VIRTUS MULTI-SECTOR FIXED INCOME SERIES-CLASS I	46.85
	VIRTUS REAL ESTATE SECURITIES SERIES-CLASS I	98.48
	VIRTUS SMALL-CAP GROWTH SERIES-CLASS I	75.22
PORTFOLIO TRANSACTIONS
The Trust does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase Contracts which are funded by shares of the Trust may receive brokerage commissions. The Trust does not make portfolio transactions through affiliated brokers.
OTHER BUSINESS
The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.
Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals to be presented at any subsequent shareholder meeting of the Trust must be received by the Trust in care of the Trust’s Secretary at 100 Pearl Street, Hartford, CT 06103, within a reasonable period of time before the Trust solicits proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE PROVIDE VOTING INSTRUCTIONS BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR VOTING INSTRUCTION FORM(S) OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S) OR BY COMPLETING THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURNING THE CARD(S) BY MAY 18, 2016 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees

Name:	Jennifer S. Fromm
Title:	Vice President, Chief Legal Officer and Secretary

APPENDIX A
VIRTUS VARIABLE INSURANCE TRUST
(the “Fund”)
GOVERNANCE AND NOMINATING
COMMITTEE CHARTER
Purpose
The purposes of the Committee are: (1) to identify individuals qualified to become Board members and to recommend that the Board select particular Trustee nominees; (2) to develop and recommend to the Board a set of governance principles applicable to the Fund; (3) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Fund; and (4) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Fund.
Committee Composition
The Committee shall be composed of three (3) or more members of the Board of Trustees of the Fund, each of whom shall be an Independent Trustee and not an interested person (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)). One member of the Committee shall serve as Chairperson. The Board shall select the members of the Committee. Other Trustees of the Fund, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.
Board Nominations/Independence
1.
The Committee shall recommend to the Board Trustee nominees for election at the next meeting of the Fund’s shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

2.
Persons nominated as Independent Trustees may not be “interested persons” of the Fund as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least two-thirds (2/3) of the Trustees are not interested persons. With respect to such consideration of nominees and existing Trustees, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Fund (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement for the Fund and any person who the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with the Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective Independent Trustee. It shall consult with counsel to the Fund concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees.

3.
In assessing the qualifications of an existing or potential candidate for Independent Trustee membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

Committee Nominations and Responsibilities
1.
The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

2.
The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications (including, without limitation, “financial expert” status); (ii) committee member appointment and removal; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee to the Board.

Fund Governance
1.
The Committee shall recommend to the Board for its approval a set of governance guidelines and shall review such guidelines from time to time as it deems necessary or appropriate and recommend any proposed changes to the Board for approval. Such procedures shall consider, among other things, whether the Board is properly constituted, if matters entrusted to the Board have been properly considered, and any other matters that the Board should properly consider.

2.
The Committee shall coordinate an annual self-assessment by the Board of its effectiveness. The self-assessment may include, e.g., consideration of the Board’s committee structure; the appropriateness of rotating the composition of each Committee; and whether each Board member is capable of providing sufficient oversight to the number of funds they monitor. The Committee shall promptly report its findings and conclusions to the Board.

Other Powers and Responsibilities
1.
The Committee shall meet as necessary in connection with any vacancy on or addition to the Board (or Committee) and otherwise from time to time as it deems appropriate, but no less frequently than annually, to perform its responsibilities.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.
The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be insufficient, they will make a recommendation to the Board.

4.
The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities. In addition, the Committee shall review all other Board Committee Charters from time to time and recommend the approval of all Charters, as amended, to the Board.

5.
The Committee shall annually consider the retention of legal counsel for the Disinterested Trustees, and if retained, shall recommend approval of legal counsel to the Disinterested Trustees to the Board. If the Committee decides to retain legal counsel, then it negotiates the retainer and fees.

6.
The agenda and minutes for each meeting of the Committee, including the resolutions, shall be prepared and maintained by the Secretary or an Assistant Secretary of the Board and copies thereof shall be provided to the Board within a reasonable period of time following each meeting.

7.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of the majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

8.
The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law.

9.
The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
100 Pearl Street
Hartford CT, 06103
on May 19, 2016

Please detach at perforation before mailing.

PROXY | **VIRTUS VARIABLE INSURANCE TRUST** | **PROXY**

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder of the Trust hereby appoints Jennifer S. Fromm, Kevin J. Carr and Ann Flood and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held at 2:00 p.m. Eastern Time on May 19, 2016 at the offices of Virtus Investment Partners, Inc. at 100 Pearl Street, Hartford, Connecticut 06103, notice of which meeting and the Proxy Statement enclosed with the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Trust for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date

VIR_27696_033016

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Virtus Variable Insurance Trust Shareholders Special Meeting to Be Held on May 19, 2016.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/vir-27696

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ■

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMENDS A VOTE "FOR" THE PROPOSAL.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**Election of Trustees:**			
	01. Donald C. Burke 02. James M. Oates 03. Richard E. Segerson 04. Ferdinand L. J. Verdonck	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

VIR_27696_033016

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
100 Pearl Street
Hartford CT, 06103
on May 19, 2016

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD | **VIRTUS VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2016** | **VOTING INSTRUCTION CARD**

INSURANCE COMPANY DROP IN

The above-referenced insurance company (the "Company") is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the Virtus Variable Insurance Trust (the "Trust").

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the "Meeting"), all shares of the Trust attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Virtus Variable Insurance Trust Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Trust attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date

VIR_27696_033016-VI

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Virtus Variable Insurance Trust Shareholders Meeting to Be Held on May 19, 2016.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/vir-27696

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ■

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMENDS A VOTE "FOR" THE PROPOSAL.

2. Election of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Donald C. Burke 02. James M. Oates 03. Richard E. Segerson 04. Ferdinand L. J. Verdonck	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

2. **To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.**

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

VIR_27696_033016-VI